Exhibit 10.6

                             TTR TECHNOLOGIES, INC.

                                                Effective as of June 10, 2002

Mr. Matthew Cohen
___[address]________

____________________

Dear Matt:

            Reference is made to the letter agreement between us dated as of April 17, 2002 (the "Letter Agreement") regarding the termination of your employment with TTR Technologies, Inc. (the "Company"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Letter Agreement. In consideration of the services and duties under the Letter Agreement not having been completed prior to the date hereof, we have agreed to extend your period of employment as set forth herein and agreed that this letter (the "Amendment") shall constitute an amendment to the Letter Agreement.

8. Amendment. The definition of Effective Date in the Letter Agreement is hereby amended to mean July 5, 2002.

9. General Provisions

      (a) The terms of this Amendment may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. This Amendment may be executed in counterparts. As amended hereby, the Letter Agreement remains in full force and effect.

      (b) This Amendment shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of Delaware without reference to the principles of conflicts of law. Any controversy arising out of this Amendment shall be adjudicated in a Federal court or State court located in New York, NY and no party hereto shall allege that any such action is conducted in an inconvenient forum. The parties hereby expressly submit to the jurisdiction of such courts for the purpose of enforcing such Amendment.

            Upon your signature and return of this Amendment, this Amendment will be effective, enforceable and irrevocable.

                                         Sincerely,

                                         TTR TECHNOLOGIES, INC.

                                         By: /s/ Sam Brill
                                            -----------------------------------
                                            Name: Sam Brill
                                            Title: Chief Operating Officer


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Agreed to and Accepted as of the date first above-written:

/s/ Matthew L. Cohen
---------------------------
Matthew L. Cohen


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